EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) under the Securities Act of 1934, as amended (the “Exchange Act”) and Section 1350 of Title 18 of the United States Code, the undersigned officers of Neonode Inc. (the “Company”) each hereby certifies that, to his knowledge:

1.
The Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

s/ Thomas Eriksson	/s/ David W. Brunton
Thomas Eriksson	David W. Brunton
Chief Executive Officer	Chief Financial Officer
May 15, 2012	Vice President, Finance
and Secretary
May 15, 2012

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